UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020

TAITRON COMPONENTS INCORPORATED

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-25844 (Commission File Number)	95-4249240 (I.R.S. Employer Identification No.)

28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA 91355

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 257-6060

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	TAIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM  7.01  Regulation FD Disclosure

On July 31, 2020, the Company’s Board of Directors authorized a quarterly cash dividend in the amount of $0.035 per share of Class A and Class B issued and outstanding common stock. The dividend will be paid on August 31, 2020 to stockholders of record as of August 14, 2020. A copy of the press release announcing the dividend is furnished herewith as Exhibit 99.1. Under our revised dividend policy, the Company will now target a cash dividend to our stockholders in the amount of $0.14 per share per annum, payable in equal $0.035 per share quarterly installments. Subsequent dividend declarations and the establishment of record and payment dates for such future dividend payments, if any, are subject to the Board of Directors' continuing determination that the dividend policy is in the best interests of the Company's stockholders. The dividend policy may be suspended or cancelled at the discretion of the Board of Directors at any time.

Safe Harbor Statement

Statements contained in this release that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The Company wishes to caution readers that all forward-looking statements are necessarily speculative and not to place undue reliance on forward-looking statements, which speak only as of the date made, and to advise readers that actual results could vary due to a variety of risks and uncertainties, some of which are discussed in the Company’s Annual Report on Form 10-K under the caption “Risk Factors” and elsewhere in reports the Company files with the Securities and Exchange Commission. Except as required by law, the Company undertakes no obligation to update forward-looking statements.

ITEM 9.01 Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Exhibit Description

99.1	Press release dated July 31, 2020 announcing the Company declared a quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TAITRON COMPONENTS INCORPORATED

Dated: July 31, 2020	By:	/s/ David Vanderhorst
David Vanderhorst
Chief Financial Officer